EIGHTH AMENDMENT TO CREDIT AGREEMENT

     This Amendment, dated as of October 31, 2000 (this "Amendment") is entered into by and among Mynd Corporation (formerly known as Policy Management Systems Corporation), a South Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower parties hereto (the "Guarantors"), the financial institutions parties to this Agreement (together with any other financial institution that is a party to the Credit Agreement referred to below, collectively, the "Banks" and, individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Guarantors, the Agent and the Banks are parties to a Credit Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, a Second Amendment to Credit Agreement dated as of February 10, 2000, a Third Amendment to Credit Agreement dated as of March 30, 2000, a Fourth Amendment to Credit Agreement dated as of April 24, 2000, a Consent, Waiver and Fifth Amendment to Credit Agreement dated as of July 14, 2000, a Sixth Amendment to Credit Agreement dated as of August 10, 2000 and a Seventh Amendment to Credit Agreement dated as of September 29, 2000 (the "Credit Agreement") pursuant to which the Banks extended a revolving facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Borrower has requested that the Banks modify certain provisions of the Credit Agreement and the Required Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.
                                    AGREEMENT

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.     AMENDMENTS
       -----------

     1. Amendment to Section 1.1(a). The following  definitions are hereby added
        ---------------------------
     to Section 1.1(a) in the appropriate alphabetical order:

               "Eighth  Amendment to Credit Agreement" means that certain Eighth
               --------------------------------------
          Amendment to Credit Agreement dated as of October 31, 2000 among the Borrower, the Guarantors, the Agent and the Banks party thereto, which amends this Agreement.

               "Seventh  Amendment  to Term Loan  Agreement"  means that certain
               --------------------------------------------
          Seventh Amendment to Term Loan Agreement dated as of October 31, 2000 among the Borrower, the Guarantors, the Agent and the Banks party thereto, which amends the Term Loan Agreement.

               "Term Loan  Agreement"  means that  certain  Term Loan  Agreement
               ---------------------
          dated as of November 5, 1999, as amended from time to time, among the Borrower, the Guarantors, Bank of America, N.A., as Agent and the Banks party thereto.

     2.  Amendment  to Section  5.12.  Section  5.12 of the Credit  Agreement is
         ---------------------------
     hereby amended and restated in its entirety to read as follows:

               Minimum   Consolidated   Tangible   Net   Worth.   At  any  date,
               -----------------------------------------------
          Consolidated Tangible Net Worth will not be less than (i) $126,718,000 through November 24, 2000 and $196,718,000 on November 25, 2000 and thereafter plus on an annual basis (ii) beginning with the fiscal year beginning January 1, 1999, 50% of Consolidated Net Income, if positive. There shall be excluded from the calculation of Consolidated Tangible Net Worth (i) all acquisition related charges of intangibles and any amounts that have been expended to repurchase shares of the Borrower's common stock, in each case, since August 8, 1997 and (ii) fees and expenses paid in connection with the termination of the merger agreement with Welsh, Carson, Anderson & Stowe and accrued by the Borrower on its income statement in accordance with GAAP in an amount not to exceed $24,000,000.

     3.  Addition of New Section  5.27.  A new Section  5.27 is hereby  added as
         -----------------------------
     follows:

          Section  5.27     Amendment Fee; CSC Guarantee; Increase in Minimum
                            -------------------------------------------------
 Availability
 ------------

               Unless the Borrower on or before November 24, 2000 shall have either (a) paid (i) an amendment fee to the Agent, for the account of the Banks that have consented to the Eighth Amendment to Credit Agreement as of November 10, 2000 in accordance with their Pro Rata Share, in an amount equal to 0.10% of the aggregate Commitments of such consenting Banks, (ii) an amendment fee to the Agent under the Term Loan Agreement, for the account of the Banks that have consented to the Seventh Amendment to Term Loan Agreement as of November 10, 2000 in accordance with their Pro Rata Share, in an amount equal to 0.10% of the aggregate Commitments of such consenting Banks under the Term Loan Agreement and (iii) to the Agent all other fees due and payable to the Agent as agreed to by the Borrower or (b) provided a guaranty of payment executed by Computer Sciences Corporation in favor of the Banks with respect to $70 million of the outstanding obligations of the Borrower under this Agreement and the Term Loan Agreement (with such guaranty allocated pro rata to obligations of the Borrower under this Agreement and the Term Loan Agreement on a pro rata basis and any proceeds of such guaranty allocated to each Bank under the respective agreement in accordance with their Pro Rata
          Share) pursuant to a guaranty agreement in form and substance acceptable to the Agent and its counsel, then, notwithstanding anything in Section 5.25 to the contrary, beginning on November 25, 2000 and thereafter the Borrower will maintain Availability of not less than $15,000,000 at all times; provided, however, that in the
                                                --------   --------
          event of the termination of the Agreement and Plan of Merger dated as of June 20, 2000 by and among the Borrower, Computer Sciences Corporation and Patriot Acquisition Corp., the minimum Availability required hereunder shall be reduced to $0.

B.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

     The Borrower and the Guarantors hereby represent and warrant to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Borrower and the Guarantors of this Amendment have been duly authorized by all necessary corporate action.

C.     EFFECTIVENESS;  CONDITIONS
       -------------------------

     This Amendment will become effective as of October 31, 2000 upon execution by the Required Banks (the "Effective Date"). The Borrower shall provide to the Agent in form and substance satisfactory to the Agent, the following:

     1.     Execution  of  Counterparts  of  Amendment.  The  Agent  shall  have
            ------------------------------------------
received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors (other than Policy Management Systems Investments, Inc., whose executed counterpart shall not be required to be delivered to the Agent until November 10, 2000), the Required Banks and the Agent.

      2.     Other  Items.  The  Agent  shall  have  received  such  other
             -----------
documents, agreements or information which may be reasonably requested by the Agent.

D.     MISCELLANEOUS
      ---------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

BORROWER:                MYND  CORPORATION
                        (f/k/a  Policy  Management  Systems
                         Corporation)


                        By: /S/  G.  Larry  Wilson
                            ---------------------------------------
                        Title:  Chief Executive Officer & President
                            ---------------------------------------


GUARANTORS:              MYND  CORPORATION  F/K/A  CYBERTEK
                          CORPORATION
                        MYND  INTERNATIONAL,  LTD.
                        MYND  PARTNERS,  L.P.  F/K/A  CYBERTEK
                          SOLUTIONS,  L.P.
                             By:  POLICY  MANAGEMENT
                        SYSTEMS  CORPORATION,  its  General  Partner
                        MYND  CORPORATION  F/K/A  DORN
                          TECHNOLOGY  GROUP,  INC.
                        MYND  CORPORATION  F/K/A  THE  LEVERAGE
                          GROUP,  INC.
                        SOFTWARE  SERVICES  HOLDING,  INC.


                        By: /S/  G.  Larry  Wilson
                            ---------------------------------------
                        Title:  Director
                            ---------------------------------------

                             POLICY  MANAGEMENT  SYSTEMS
                               INVESTMENTS,  INC.


                        By: /S/  Elizabeth  D.  Powers
                            ---------------------------------------
                        Title:  President
                            ---------------------------------------

BANKS:                     BANK  OF  AMERICA,  N.A.


                        By:/S/  John  C.  Williams
                            ---------------------------------------
                        Title: Managing  Director
                            ---------------------------------------


                        WACHOVIA  BANK,  N.A.


                        By:/S/  Rochter  H.  Watkins,  III
                            ---------------------------------------
                        Title:  Senior  Vice  President
                            ---------------------------------------


                        FIRST  UNION  NATIONAL  BANK


                        By: F.  M.  Wessinger
                            ---------------------------------------
                        Title:   Sr.  Vice  President
                            ---------------------------------------

                        DEUTSCHE  BANK  AG,  NEW  YORK
                        BRANCH  AND/OR  CAYMAN  ISLANDS
                        BRANCH


                        By: _____________________________
                        Title:  ___________________________


                        By: _____________________________
                        Title:  ___________________________


                        DAI-ICHI  KANGYO  BANK,  LTD.


                        By: _____________________________
                        Title:  ___________________________


                        THE  FUJI  BANK,  LIMITED


                        By: _____________________________
                        Title:  ___________________________